State of the Bank

State of the Economy

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

Feb. 26, 2024

Jon Griffin

SVP/CHIEF BUSINESS DEVELOPMENT OFFICER



Agenda

- **State of the Bank** – State of the Bank, Q4 year-end financials, System at 100 update, looking ahead
  - Cindy Konich, President and CEO
- **State of the Economy** – Guest speaker - Chris Kuehl, co-founder of Armada Corporate Intelligence
- **Q&A with Chris Kuehl** on the economy
- **Final thoughts,** reminder about our 2024 Regional Member Meetings.

FHLBank INDIANAPOLIS

SAFE HARBOR STATEMENT

ABOUT TODAY'S PROGRAM

Today's program includes forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 concerning plans, objectives, goals, strategies, future events and performance. Forward-looking statements can be identified by words such as "will," "believes," "may," "temporary," "estimates," and "expects" or the negative of these words or comparable terminology. Each forward-looking statement contained in this program reflects FHLBank Indianapolis' current beliefs and expectations. Actual results or performance may differ materially from what is expressed in any forward-looking statements.

Any forward-looking statement contained in this presentation speaks only as of the date on which it was made. FHLBank Indianapolis undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Today's participants can refer to documents filed by the Bank with the U.S. Securities and Exchange Commission, specifically reports on Form 10-K and Form 10-Q, which include factors that could cause actual results to differ from forward-looking statements. These reports are available at www.sec.gov.

Cindy Konich

PRESIDENT & CEO



FHLBank INDIANAPOLIS

State of the Bank

FEB. 26, 2024

Earnings Summary

($ IN MILLIONS)

	Years Ended December 31,		
	2023	2022	Change
Interest income	$ 3,755	$ 1,391	$ 2,364
Interest expense	(3,260)	(1,100)	(2,160)
Provision for (reversal of) credit losses	—	—	—
Net interest income after provision	495	291	204
Other income (loss)	46	19	27
Other expenses	(120)	(113)	(7)
Income before assessments	421	197	224
AHP assessments	(44)	(20)	(24)
Net income	**$ 377**	$ 177	**$ 200**

Assets

($ IN MILLIONS)

	December 31, 2023	December 31, 2022	Change	
			Amount	Percent
Advances	$ 35,562	$ 36,683	$ (1,121)	(3)%
Mortgage loans	8,614	7,687	927	12 %
Liquidity investments	12,152	10,805	1,347	12 %
Agency mortgage-backed securities (MBS)	11,947	10,307	1,640	16 %
Other long-term investments and assets	8,333	6,802	1,531	23 %
Total assets	$ 76,608	$ 72,284	$ 4,324	6 %

Liabilities [1] And Capital

($ IN MILLIONS)

	December 31, 2023	December 31, 2022	Change	
			Amount	Percent
Consolidated obligations	$ 71,053	$ 67,270	$ 3,783	6 %
Regulatory capital stock	2,654	2,496	158	6 %
Retained earnings	1,532	1,287	245	19 %
Total regulatory capital	$ 4,186	$ 3,783	$ 403	11 %
Regulatory capital ratio [2]	5.46 %	5.23 %	0.23 %	4 %

(1) Various other liabilities not presented.
(2) Minimum ratio required is 4.0%.

Asset Composition

AS OF DEC. 31, 2023


Mortgage Loans
11%
Agency MBS
16%
Advances
46%
Other Long-Term Investments
10%
Other Assets
1%
Liquidity Investments
16%

Advance Concentration

BY TYPE, AS OF DEC. 31, 2023


Banks/Savings Institutions
47%
Insurance Companies
38%
Credit
Unions
15%
Total Depositories
62%

At a glance: MPP Advantage

- "Pricing has given me the opportunity to be more competitive."
  - Michigan bank
- "It is an easy system to use, good pricing, and customer service is excellent."
  - Indiana credit union
- "It's just a good product and no fees. Those are the biggest advantages over the market."
  - Michigan bank
- "This program has been great for our bank and for our customers."
  - Indiana bank



1.8
1.6
1.4
1.2
1
0.8
0.6
0.4
0.2
0
104
102
100
98
96
94
92
90
88
103
$1.6
94
$1.1
2022
2023
Settlements (in Billions)*
PFIs
* Settlements are at Par

Dividends

PARTICIPATION IS REWARDED

- B-2 stock is available to users of FHLBank Indianapolis credit products and Advantage MPP

- The spread between B-2 (activity stock) and B-1 (non-activity stock) dividend rates has progressively widened.



Class B-1
Class B-2
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Plot Area
3.25%
3.50%
4.75%
4.75%
6.00%
6.75%
7.50%
8.25%
9.00%
1.00%
1.00%
1.25%
1.25%
2.00%
2.25%
2.50%
3.25%
4.00%
4Q2021
1Q2022
2Q2022
3Q2022
4Q2022
1Q2023
2Q2023
3Q2023
4Q2023

FHLBank System at 100

Focusing on the Future



FHLBank INDIANAPOLIS

System at 100 Report

Report's key areas of focus:

- Membership/mission
- Affordability
- Structure

What we're doing:

- Continued focus on liquidity mission
- Stepping up affordable housing support
- Helping underserved, at-risk populations with special programs



FHLBank
System at 100
Focusing on the Future
FEDERAL HOUSING FINANCE AGENCY
FHFA

AHP funding increasing in 2024



- **Current requirement:** 10% of annual net earnings.
- **What's changing:** We are increasing our voluntary AHP commitment to an additional 5% of the Bank's annual net earnings.
- **Learn more:** Get more details about all our grant programming in 2024 during our series of Community Investment Workshop webinars beginning this week.
- **Register:** Check the Events tab on fhlbi.com to sign up.



State of the Economy

FEB. 26, 2024

Chris Kuehl

ECONOMIST, CO-FOUNDER OF ARMADA CORPORATE INTELLIGENCE



Q&A

CHRIS KUEHL



What's next for members


SAVE THE DATES
REGIONAL MEMBER MEETINGS
EDUCATION, NETWORKING EVENTS
2024
MAY 29
JASPER, IN
Sultan's Run Golf Course
JUNE 5
SOUTH BEND, IN
Marriott Aloft
JULY 10
GAYLORD, MI
Tree Tops
AUGUST 6
BIRMINGHAM, MI
The Townsend Hotel
AUGUST 7
LANSING, MI
Eagle Eye Golf Course
AUGUST 8
GRAND RAPIDS, MI
JW Marriott
AUGUST 15
CARMEL, IN
Hotel Carmichael
Making the journey to *you*!
FHLBank INDIANAPOLIS

State of the Bank

State of the Economy

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

Feb. 26, 2024